UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

SANFORD C. BERNSTEIN FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

1345 Avenue of the Americas, New York, New York 10105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on March 26, 2015

To the Stockholders of the series/portfolios (each, a “Portfolio” and, collectively, the “Portfolios”) of Sanford C. Bernstein Fund, Inc. (the “Fund”), a Maryland corporation:

Notice is hereby given that a Special Meeting of Stockholders of the Fund (the “Meeting”) will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 26, 2015 at 3:00 p.m., Eastern Time, for the following purposes, which are described in the accompanying Proxy Statement dated February 12, 2015:

1.	The election of nine nominees to the Fund’s Board of Directors, each such Director to hold office until a successor is duly elected and qualifies; and

2.	The transaction of such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 28, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone at (800) 337-3503 or via the Internet as described on the enclosed proxy card. Shareholders may make inquiries about this proxy card by telephone at (877) 632-0901.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of the Fund to Be Held on Thursday, March 26, 2015. The Proxy Statement is available on the Internet at: www.bernstein.com/fundproxy.

The Board of Directors of the Fund recommends a vote “FOR” each of the nominees to serve as a Director of the Fund.

By Order of the Board of Directors,

Emilie D. Wrapp

Secretary

February 12, 2015

New York, New York

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please mark and mail your Proxy Card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

1345 Avenue of the Americas

New York, New York 10105

SPECIAL MEETING OF STOCKHOLDERS

To be held on March 26, 2015

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund has eighteen series—International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, Short Duration Plus Portfolio, U.S. Government Short Duration Portfolio, Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (each, a “Portfolio” and collectively, the “Portfolios”). The proxies are to be voted at a Special Meeting of Stockholders of the Fund (the “Meeting”) to be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on March 26, 2015 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Fund. AllianceBernstein L.P. is the investment adviser to the Fund (the “Adviser”). The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 12, 2015.

The Board has fixed the close of business on January 28, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. A table of the outstanding voting shares of the Portfolios as of the record date is presented in Appendix A. Each share is entitled to one vote (a fractional share is entitled to a fractional vote).

PROPOSAL: ELECTION OF DIRECTORS

At the Meeting, stockholders will vote on the election of Directors of the Fund. Each Director elected at the Meeting will serve for a term of indefinite duration until his or her successor is duly elected and qualifies, or his or her earlier death, resignation or retirement. Each of the individuals listed below has been nominated for election as a Director of the Fund. It is the intention of the persons named as proxies in the accompanying Proxy Card to nominate and vote in favor of each nominee listed below for election as a Director of the Fund.

Ms. Suzanne Brenner

Mr. Bart Friedman

Mr. R. Jay Gerken

Mr. William Kristol

Mr. Seth Masters

Ms. Debra Perry

Mr. Donald K. Peterson

Mr. Thomas B. Stiles II

Ms. Rosalie J. Wolf

Each of the nominees was recommended for nomination by the Nominating, Governance and Compensation Committee of the Board. Each of the nominees, other than Mr. Masters, is not an “interested person” of the Fund (collectively, the “Independent Directors”), as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Each of the nominees has consented to serve as a Director. All but one of the nominees, Seth Masters, is currently a Director of the Fund. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee may be voted for a substitute nominee as the Board may recommend. It is anticipated that Thomas B. Stiles II and Rosalie J. Wolf will be retiring from the Board of Directors effective on or about September 30, 2015.

Certain information concerning the nominees is set forth below. The “Fund Complex” consists of all registered investment companies for which the Adviser provides investment advisory services.

Name, Address* and Age	Years of Service**	Principal Occupation(s) During the Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
INTERESTED DIRECTOR NOMINEE***, #
Seth Masters 55	0	Senior Vice President of the Adviser with which he has been associated since prior to 2010. He is Chief Investment Officer (“CIO”) of Bernstein Global Wealth Management. From 2010 to 2013, he was CIO for Asset Allocation, overseeing the firm’s Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. From 2008 to 2010, he was head of AllianceBernstein’s Defined Contribution business unit. From 2002 to 2008, he was Chief Investment Officer of Blend Strategies. From 1994 to 2002, he was CIO of Emerging Market Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Prior to joining AllianceBernstein, Mr. Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985.	18	Chair of the Wenner-Gren Foundation Board; and Chair of the Finance Committee of Bennington College until 2011.
INDEPENDENT DIRECTOR NOMINEES
Chairman of the Board
Bart Friedman,+, ++, +++ 69	9	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2010.	18	Chair of the Audit Committee of The Brookings Institution; Chair of the Audit and Compensation Committees of Lincoln Center for the Performing Arts; and Allied World Assurance Holdings

Name, Address* and Age	Years of Service**		Principal Occupation(s) During the Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
Suzanne Brenner, +, +++ 56	0	†	Chief Investment Officer (CIO) of the Metropolitan Museum of Art, which she joined prior to 2010. Ms. Brenner is a Certified Public Accountant in the state of New York. Previously, she held many investment management and finance positions with various public and private entities, including the Rockefeller Foundation from 1994 to 1999, through a private equity firm, QCS, Inc. from 1992 to 1994, and Ernst & Young LLP from 1981 to 1992. She is a Director and member of the Finance Committee of 100 Women in Hedge Funds, a global association of more than 10,000 professional women since 2008, and previously served on the Board of Directors of The Investment Fund for Foundations (“TIFF”) from 2003 until 2010.	18	100 Women in Hedge Funds (through December 31, 2014)

R. Jay Gerken, +, +++ 63	1		Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the funds boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	18	Cedar Lawn Corporation; Trustee and Chair of the Finance Committee of the Nature Conservatory of New Jersey; and Associated Banc-Corp

Name, Address* and Age	Years of Service**	Principal Occupation(s) During the Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
William Kristol, +, +++ 57	20	Editor, The Weekly Standard since prior to 2010. He is a regular contributor on ABC’s This Week and on ABC’s special events and election coverage, and appears frequently on other leading political commentary shows.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and The Institute for the Study of War

Debra Perry, +, +++ 63	4	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer and Chief Credit Officer, Moody’s, from 1999 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; Earlier she held executive positions with First Boston Corporation and Chemical Bank.	18	PartnerRe; Korn/Ferry International; Bank of America Funds Series Trust; Committee for Economic Development; and CNO Financial Group Inc. since prior to 2010 until 2011

Donald K. Peterson, +, +++ 61	7	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (communications) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. from 1994 to 1995. Prior thereto he was at Nortel from 1976 to 1995.	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; TIAA-CREF; and Committee for Economic Development

Name, Address* and Age	Years of Service**	Principal Occupation(s) During the Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
Thomas B. Stiles II, +, +++ 74	11	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988 to1997 and Executive Vice President and Director of E.F. Hutton Group from 1982 to 1987.	18	Cedar Lawn Corporation

Rosalie J. Wolf, +, +++ 73	14	Managing Partner, Botanica Capital Partners LLC and also Member of the Brock Capital Group LLC. since prior to 2010; Member of the Investment Committee of the Board at the David and Lucile Packard Foundation since prior to 2010. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from 2001 to 2003. From 1994 to 2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	North European Oil Royalty Trust; TIAA-CREF from prior to 2010 until 2013

*	The address for each of the Fund’s Independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	“Years of Service” refers to the total number of years served as a Director. There is no stated term of office for the Fund’s Directors.
***	Mr. Masters is an “interested person,” as defined in the Investment Company Act of 1940, as amended, because of his affiliation with the Adviser. The address of Mr. Masters is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
#	Mr. Masters will become a Director of the Fund if elected at the Meeting.
+	Member of the Audit Committee and Member of the Independent Directors Committee.
++	Member of the Fair Value Pricing Committee.
+++	Member of the Nominating, Governance and Compensation Committee.
†	Ms. Brenner became a Director on July 24, 2014.

The dollar range of each Portfolio’s securities owned by each nominee and the aggregate dollar range of securities owned by each nominee in the investment companies in the Fund Complex overseen by the Directors as of January 6, 2015 are set forth below.

Dollar Range of Equity Securities in the
Name	U.S. Government Short Duration Portfolio	Short Duration Plus Portfolio	Short Duration New York Municipal Portfolio	Short Duration California Municipal Portfolio	Short Duration Diversified Municipal Portfolio	Intermediate Duration Portfolio

Interested Director Nominee:
Seth Masters	None	None	Over $100,000	None	None	None
Independent Director Nominees:
Suzanne Brenner	None	None	None	None	None	None
Bart Friedman	None	None	None	None	None	None
R. Jay Gerken	None	None	None	None	Over $100,000	None
William Kristol	None	None	None	None	$50,001-$100,000	None
Debra Perry	None	None	None	None	None	None
Donald K. Peterson	None	None	None	None	None	None
Thomas B. Stiles II	None	None	None	None	None	None
Rosalie J. Wolf	None	None	None	None	None	None

Dollar Range of Equity Securities in the
Name	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Tax Managed International Portfolio	International Portfolio	Emerging Markets Portfolio

Interested Director Nominee:
Seth Masters	Over $100,000	None	None	Over $100,000	None	Over $100,000
Independent Director Nominees:
Suzanne Brenner	$50,001- $100,000	None	None	$10,001-$50,000	None	None
Bart Friedman	None	None	None	Over $100,000	None	Over $100,000
R. Jay Gerken	None	None	None	$50,001-$100,000	None	$50,001-$100,000
William Kristol	None	None	Over $100,000	None	None	None
Debra Perry	None	None	None	Over $100,000	None	$10,001- $50,000
Donald K. Peterson	None	None	None	None	Over $100,000	None
Thomas B. Stiles II	None	None	None	$10,001- $50,000	None	$50,001- $100,000
Rosalie J. Wolf	Over $100,000	None	None	$50,001- $100,000	None	$50,001- $100,000

	Dollar Range of Equity Securities in the						Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Name	Overlay A Portfolio	Tax-Aware A Portfolio	Overlay B Portfolio	Tax-Aware B Portfolio	Tax-Aware C Portfolio	Tax-Aware N Portfolio

Interested Director Nominee:
Seth Masters	$50,001- $100,000	Over $100,000	None	None	None	Over $100,000	Over $100,000
Independent Director Nominees:
Suzanne Brenner	None	None	None	None	None	$10,001- $50,000	Over $100,000
Bart Friedman	None	None	None	None	None	None	Over $100,000
R. Jay Gerken	None	None	None	None	None	None	Over $100,000
William Kristol	None	None	None	None	None	None	Over $100,000
Debra Perry	None	None	None	None	None	None	Over $100,000
Donald K. Peterson	None	None	None	None	None	None	Over $100,000
Thomas B. Stiles II	None	None	None	None	None	None	Over $100,000
Rosalie J. Wolf	None	None	None	None	None	None	Over $100,000

As of January 6, 2015, to the knowledge of management, the Directors and officers of the Fund, both individually and as a group, owned less than 1% of the shares of the Fund and each respective Portfolio. As of January 6, 2015, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or the Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the Fund’s distributor.

The business and affairs of the Fund are managed under the direction of the Fund’s Board. Only one of the nominees is an interested person of the Fund. Certain information concerning the Fund’s governance structure and each nominee is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund’s Directors. The Nominating, Governance and Compensation Committee of the Fund’s Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Nominating, Governance and Compensation Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating, Governance and Compensation Committee believes contributes to good governance for the Fund. Additional information concerning the Nominating, Governance and Compensation Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the nominees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each incumbent Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each nominee, which in each case led to the Board’s conclusion that the nominee should serve (or continue to serve) as a Director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. Mr. Masters has business, finance and investment management experience as CIO of Bernstein Global Wealth Management and experience as a portfolio manager of the Adviser. Further, in addition to his or her service as a Director of the Fund: Ms. Brenner has investment management experience as a CIO and certified public accountant, and has experience as a board member; Mr. Friedman has a legal background and experience as a board member of various organizations; Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed-income research and capital markets, and experience as a board member of various organizations; Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations; Mr. Stiles has investment management experience as a portfolio manager and executive officer and experience as a board member; and Ms. Wolf has business, finance and investment management experience as a senior financial officer of public companies and as CIO of a major foundation as well as experience as a board member of various organizations. The disclosure herein of a nominee’s experience, qualifications, attributes and skills does not impose on such nominee any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such nominee as a member of the Board of Directors and any committee thereof in the absence of such experience, qualifications, attributes and skills. The disinterested Directors, in consultation with the Adviser, recommended Mr. Masters for nomination to the Board after considering his experience with both the industry and the Fund itself.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the Fund’s investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act, and other applicable Federal, state and other securities and other laws, and the Fund’s charter and bylaws. The Board meets in-person at regularly scheduled meetings five times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees—the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Fund’s Board of Directors. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to oversight by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser and representatives of various internal committees of the Adviser), the Fund’s Independent Compliance Officer, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

During its fiscal year ended in 2014, the Board met five times. Each Director then in office attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the fiscal year. The Fund does not have a policy that requires a Director to attend meetings of stockholders but the Fund encourages such attendance.

The Board has four standing committees: an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Fund’s committees are identified above in the table listing the nominees.

The function of the Audit Committee is to assist the Board in its oversight of the Fund’s financial reporting process. The Audit Committee met three times during the Fund’s most recently completed fiscal year.

The Nominating, Governance and Compensation Committee met three times during the Fund’s most recently completed fiscal year. The Board has adopted a charter for its Nominating, Governance and Compensation Committee, a copy of which is included in Appendix B. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by the Fund’s current Board members, officers, investment adviser, stockholders and other appropriate sources. The Committee additionally makes recommendations to the Board regarding the compensation of Directors and the Fund’s Independent Compliance Officer.

The Nominating, Governance and Compensation Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund’s outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Fund’s Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as an Independent Director. A detailed description of the criteria used by the Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Committee are included in Appendix B.

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser’s Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio’s NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund’s most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met one time during the Fund’s most recently completed fiscal year.

The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of the Fund or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director.

The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is an interested person of the Fund. The aggregate compensation paid by the Fund to the Directors during the fiscal year ended September 30, 2014 and the aggregate compensation paid by the Fund Complex to each of the Directors during the fiscal year ended September 30, 2014 is set forth below. None of the Directors is a director of any of the other investment companies advised by the Adviser (the “AllianceBernstein Funds”). The Fund does not provide compensation in the form of pension or retirement benefits to any of its directors.

Name of Director	Compensation from the Fund	Compensation from the Fund Complex, including the Fund	Number of Investment Companies in the Fund Complex, including the Fund, as to which the Director is a Director	Number of Investment Portfolios within the Fund Complex, including the Portfolios, as to which the Director is a Director

Suzanne Brenner[1]	$26,667	$26,667	1	18
Bart Friedman	$215,377	$215,377	1	18
R. Jay Gerken	$192,288	$192,288	1	18
William Kristol	$197,625	$197,625	1	18
Dianne F. Lob[2]	$0	$0	1	18
Debra Perry	$196,030	$196,030	1	18
Donald K. Peterson	$220,910	$220,910	1	18
Thomas B. Stiles II	$271,284	$271,284	1	18
Rosalie J. Wolf	$190,000	$190,000	1	18

[1]	Ms. Brenner became a Director on July 24, 2014.
[2]	Ms. Lob is an interested person of the Fund. Ms. Lob has determined not to stand for re-election. Ms. Lob’s term will end effective upon the election of a new slate of Directors.

The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Auditors

At the regular Board meeting held on July 24, 2014, the Board approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not “interested persons” of the Fund, PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the Fund’s account for the fiscal year ending September 30, 2015. PricewaterhouseCoopers LLP has audited the accounts of the Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

Independent Auditor’s Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firm, PricewaterhouseCoopers LLP, for the last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include education on accounting and auditing issues, and consent letters; and (iii) aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period by PricewaterhouseCoopers LLP. Ernst & Young LLP, independent registered public accounting firm, provides tax compliance, tax advice and tax return preparation to the Fund, and its fees are included in the tables below.

Name of Portfolio		Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees for Services Provided to Fund		All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates

California Municipal Portfolio	2013 2014	$ $	24,755 30,621	$ $	723 713	$ $	8,092 8,610	$ $	0 0	$ $	8,610,300 7,718,310
Diversified Municipal Portfolio	2013 2014	$ $	93,875 120,871	$ $	3,413 3,358	$ $	36,084 37,937	$ $	0 0	$ $	8,640,983 7,750,281
Emerging Markets Portfolio	2013 2014	$ $	23,203 32,626	$ $	903 937	$ $	13,102 15,785	$ $	0 0	$ $	8,615,490 7,725,709
Intermediate Duration Portfolio	2013 2014	$ $	90,241 104,574	$ $	3,512 3,121	$ $	39,334 36,027	$ $	0 0	$ $	8,644,332 7,748,135

Name of Portfolio		Audit Fees		Audit- Related Fees		Tax Fees		All Other Fees for Services Provided to Fund		All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates

International Portfolio	2013 2014	$ $	34,960 49,620	$ $	1,082 1,260	$ $	27,018 38,599	$ $	0 0	$ $	8,629,950 7,748,845
New York Municipal Portfolio	2013 2014	$ $	34,231 42,233	$ $	1,092 1,058	$ $	11,929 12,488	$ $	0 0	$ $	8,614,506 7,722,533
Overlay A Portfolio	2013 2014	$ $	55,000 70,932	$ $	1,925 1,925	$ $	49,390 31,422	$ $	0 0	$ $	8,652,801 7,742,334
Overlay B Portfolio	2013 2014	$ $	55,000 70,932	$ $	1,925 1,925	$ $	49,390 28,737	$ $	0 0	$ $	8,601,486 7,739,649
Short Duration California Municipal Portfolio	2013 2014	$ $	1,868 1,694	$ $	73 55	$ $	1,299 1,184	$ $	0 0	$ $	8,602,858 7,710,226
Short Duration Diversified Municipal Portfolio	2013 2014	$ $	7,378 7,213	$ $	287 216	$ $	3,587 3,513	$ $	0 0	$ $	8,605,359 7,712,716
Short Duration New York Municipal Portfolio	2013 2014	$ $	2,491 2,786	$ $	97 85	$ $	1,580 1,532	$ $	0 0	$ $	8,603,162 7,710,604
Short Duration Plus Portfolio	2013 2014	$ $	18,220 17,925	$ $	400 311	$ $	5,106 4,857	$ $	0 0	$ $	8,606,991 7,714,155
Tax-Aware Overlay A Portfolio	2013 2014	$ $	45,000 58,034	$ $	1,575 1,575	$ $	49,390 31,422	$ $	0 0	$ $	8,652,451 7,741,984
Tax-Aware Overlay B Portfolio	2013 2014	$ $	45,000 58,034	$ $	1,575 1,575	$ $	42,411 25,528	$ $	0 0	$ $	8,601,486 7,736,090
Tax-Aware Overlay C Portfolio	2013 2014	$ $	45,000 58,034	$ $	1,575 1,575	$ $	42,411 25,528	$ $	0 0	$ $	8,601,486 7,736,090
Tax-Aware Overlay N Portfolio	2013 2014	$ $	45,000 58,034	$ $	1,575 1,575	$ $	42,411 25,528	$ $	0 0	$ $	8,601,486 7,736,090
Tax-Managed International Portfolio	2013 2014	$ $	71,734 109,473	$ $	2,514 3,019	$ $	59,561 58,385	$ $	0 0	$ $	8,662,493 7,770,391
U.S. Government Short Duration Portfolio	2013 2014	$ $	2,044 1,364	$ $	80 42	$ $	1,776 1,416	$ $	0 0	$ $	8,603,341 7,710,444

The Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered accounting firms. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for “Audit Fees,” “Audit-Related Fees” and “Tax Fees” in the above table are for services pre-approved by the Audit Committee. The following table sets forth all fees for non-audit services provided to the Fund, the Adviser and Service Affiliates that were subject to pre-approval by the Audit Committee.

Name of Portfolio		Audit- Related Fees		Tax Fees		All Fees for Non-Audit Services Provided to the Fund, the Adviser and Service Affiliates Subject to Pre-Approval by Audit Committee

California Municipal Portfolio	2013 2014	$ $	723 713	$ $	8,092 8,610	$ $	8,815 9,323
Diversified Municipal Portfolio	2013 2014	$ $	3,413 3,358	$ $	36,084 37,937	$ $	39,497 41,295
Emerging Markets Portfolio	2013 2014	$ $	903 937	$ $	13,102 15,785	$ $	14,005 16,722
Intermediate Duration Portfolio	2013 2014	$ $	3,512 3,121	$ $	39,334 36,027	$ $	42,846 39,148
International Portfolio	2013 2014	$ $	1,082 1,260	$ $	27,018 38,599	$ $	28,100 39,859
New York Municipal Portfolio	2013 2014	$ $	1,092 1,058	$ $	11,929 12,488	$ $	13,021 13,546
Overlay A Portfolio	2013 2014	$ $	1,925 1,925	$ $	49,390 31,422	$ $	51,315 33,347
Overlay B Portfolio	2013 2014	$ $	1,925 1,925	$ $	49,390 28,737	$ $	51,315 30,662
Short Duration California Municipal Portfolio	2013 2014	$ $	73 55	$ $	1,299 1,184	$ $	1,372 1,239
Short Duration Diversified Municipal Portfolio	2013 2014	$ $	287 216	$ $	3,587 3,513	$ $	3,874 3,729
Short Duration New York Municipal Portfolio	2013 2014	$ $	97 85	$ $	1,580 1,532	$ $	1,677 1,617
Short Duration Plus Portfolio	2013 2014	$ $	400 311	$ $	5,106 4,857	$ $	5,506 5,168
Tax-Aware Overlay A Portfolio	2013 2014	$ $	1,575 1,575	$ $	49,390 31,422	$ $	50,965 32,997
Tax-Aware Overlay B Portfolio	2013 2014	$ $	1,575 1,575	$ $	42,411 25,528	$ $	43,986 27,103
Tax-Aware Overlay C Portfolio	2013 2014	$ $	1,575 1,575	$ $	42,411 25,528	$ $	43,986 27,103
Tax-Aware Overlay N Portfolio	2013 2014	$ $	1,575 1,575	$ $	42,411 25,528	$ $	43,986 27,103
Tax-Managed International Portfolio	2013 2014	$ $	2,514 3,019	$ $	59,561 58,385	$ $	62,075 61,404
U.S. Government Short Duration Portfolio	2013 2014	$ $	80 42	$ $	1,776 1,416	$ $	1,855 1,458

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

Proxy Voting and Stockholder Meeting

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of each of the nominees as a Director for the Fund. Any stockholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date, or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The election of each nominee as a Director of the Fund requires the affirmative vote of a plurality of the votes cast. Stockholders of all of the Portfolios vote together as a single class in the election of Directors.

If any matter other than the proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of the Fund outstanding and entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, is marked with an abstention or represents a broker non-vote, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the record date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the proposal will be voted against adjournment as to the proposal.

Computershare will assist in soliciting proxies for the Meeting. Computershare will receive a total fee of approximately $32,000 for its services, which will be borne by the Fund.

Stockholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to stockholders residing at the same address, unless such stockholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the Fund sends. If you would like to receive an additional copy, please call (800) 227-4618 or write to Richard Leahy at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and stockholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

OFFICERS OF THE FUND

Certain information concerning the Fund’s officers is set forth below. Each of the Fund’s officers is elected by the Board to serve until his or her successor is duly elected and qualifies.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation during the past 5 years
Dianne F. Lob 60	President 11/10	Senior Vice President of AllianceBernstein L.P. with which she has been associated since prior to 2010. She is Senior Managing Director—Equities of AllianceBernstein since 2014. From 2004 to 2014, she was Chairman of Bernstein’s Private Client Investment Policy Group. Prior to joining AllianceBernstein in 1999, Ms. Lob spent 22 years at J.P. Morgan, where she was a managing director and an investment banker specializing in providing mergers and acquisitions advice and debt and equity financing for large-capitalization industrial companies. During her career she held various positions in equity capital markets, international corporate finance, interest and currency swap marketing, lease advisory services and media client banking.

Name, Address* and Age	Position(s) (Month and Year First Elected)	Principal Occupation during the past 5 years
Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer 10/04	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp 59	Secretary 10/05	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2010.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer 7/06	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2010.

Vincent S. Noto 50	Chief Compliance Officer 1/14	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for the Fund’s officers is 1345 Avenue of the Americas, New York, New York 10105.
**	An affiliate of the Fund.

STOCK OWNERSHIP

The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Portfolios’ shares (or class of shares, if applicable) as of January 30, 2015.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

NEW YORK MUNICIPAL PORTFOLIO

CLASS A SHARES:

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,893,462.371	19.66%

JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	2,631,885.465	17.89%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS/ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9043	2,454,908.148	16.68%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	1,860,850.334	12.65%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD., FL. 4 JERSEY CITY, NJ 07310	914,435.619	6.21%

MLPF&S FOR THE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	908,613.480	6.18%

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	871,606.937	5.92%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

CLASS B SHARES:

LPL FINANCIAL FBO CUSTOMER ACCOUNTS/ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9043	6,473.499	64.85%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD., FL. 4 JERSEY CITY NJ 07310	1,731.889	17.35%

RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST MSC P08 MINNEAPOLIS MN 55402-4413	775.198	7.77%

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	528.968	5.30%

CLASS C SHARES:

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,092,642.277	23.51%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	807,869.994	17.38%

JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	722,077.592	15.54%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS/ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9043	390,242.329	8.40%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II, FL. 3 JERSEY CITY NJ 07311	362,704.533	7.81%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD., FL. 4 JERSEY CITY NJ 07310	267,047.395	5.75%

CALIFORNIA MUNICIPAL PORTFOLIO

CLASS A SHARES:

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,529,926.446	21.67%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,326,094.755	18.78%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	1,094,327.242	15.50%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	976,197.812	13.82%

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	602,492.964	8.53%
JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	363,522.714	5.15%

CLASS B SHARES:

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	219.598	99.53%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

CLASS C SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	460,542.996	29.54%

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	263,455.136	16.90%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	192,569.155	12.35%

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	113,290.802	7.27%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	102,904.697	6.60%

DIVERSIFIED MUNICIPAL PORTFOLIO

CLASS A SHARES:

JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	36,145,777.009	33.28%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	31,659,774.464	29.15%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	8,841,198.942	8.14%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	6,889,794.589	6.34%

CLASS B SHARES:

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,505.409	34.70%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS/ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9043	2,203.770	30.52%

JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	2,075.404	28.74%

CLASS C SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	1,536,506.105	17.38%

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,396,345.355	15.79%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	1,087,000.080	12.29%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,006,523.060	11.38%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD., FL. 4 JERSEY CITY NJ 07310	855,118.028	9.67%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1102	696,804.416	7.88%
UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	559,690.801	6.33%

DIVERSIFIED MUNICIPAL CLASS SHARES:

TC I AND I SVCS C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	28,161,719	8.57%

SHORT DURATION PORTFOLIO

CLASS A SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	632,582.877	20.49%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD., FL. 4 JERSEY CITY NJ 07310	454,570.018	14.72%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS/ATTN MUTUAL FUND OPERATIONS P.O. BOX 509046 SAN DIEGO CA 92150-9043	209,751.813	6.79%

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	190,259.557	6.16%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	170,699.921	5.53%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

CLASS B SHARES:

FOWLER & ASSOC. INC. 401K PROFIT SHARING PLAN FBO SUE FOWLER PO BOX 35128 CANTON OH 44735-5128	11,552.904	15.42%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	8,189.567	10.93%

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7,630.540	10.18%

FOWLER & ASSOC. INC. 401K PROFIT SHARING PLAN FBO DAVID D MOREHART PO BOX 35128 CANTON OH 44735-5128	6,421.428	8.57%

FOWLER & ASSOC. INC. 401K PROFIT SHARING PLAN FBO SCOTT ROBERTS PO BOX 35128 CANTON OH 44735-5128	4,924.167	6.57%

CLASS C SHARES:

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FLOOR WEEHAWKEN NJ 07086-6761	356,150.507	29.26%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	240,086.774	19.72%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	102,838.699	8.45%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	92,730.324	7.62%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	90,084.835	7.40%

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	73,222.710	6.02%

SHORT DURATION PLUS CLASS SHARES:

A G INC. C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	2,533,383	9.88%

AM S CO FBO C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	1,895,014	7.39%

THE FUND FOR PS INC. C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	1,656,324	6.46%

C LLP CPP PLAN C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	1,459,762	5.69%

TAX-MANAGED INTERNATIONAL PORTFOLIO

CLASS A SHARES:

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	28,551.248	28.86%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	23,590.517	23.84%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

SUMER B PEK TTEE SUMER B PEK TRUST UA DTD 05/18/1992 2504 GEDDES AVE ANN ARBOR MI 48104-2715	16,118.892	16.29%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD. JERSEY CITY NJ 07310	5,737.648	5.80%

CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5,249.397	5.31%

CLASS B SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	806.684	67.97%

ASCENSUS TRUST COMPANY MEDICAL BILLING SYSTEMS INC. TAMMY D ATHA 3415 DICKSON RD ALBANY OH 45710-9421	269.609	22.72%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	105.122	8.86%

CLASS C SHARES:

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN NJ 07086-6761	12,720.665	52.90%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3,711.464	15.43%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

MLPF&S FOR THE SOLE BENEFIT OF THE CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	3,186.050	13.25%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	3,050.218	12.68%

INTERNATIONAL PORTFOLIO

CLASS A SHARES:

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY, NJ 07311	37,295.194	12.81%

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN NJ 07086-6761	25,098.544	8.62%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	24,420.283	8.39%

JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	19,422.382	6.67%

NATIONAL FINANCIAL SERVICES FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS/ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD., FL. 4 JERSEY CITY NJ 07310	19,222.683	6.60%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	18,406.683	6.32%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	19,852.732	5.10%

CLASS B SHARES:

JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	1,419.867	17.80%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,001.372	12.56%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	836.684	10.49%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	637.951	8.00%

CHARLES SCHWAB & CO. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	569.098	7.14%

FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	495.406	6.21%

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 3224606484	476.051	5.97%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

CLASS C SHARES:

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMIN 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 3224606484	42,296.554	29.67%

UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD, 5TH FLOOR WEEHAWKEN NJ 07086-6761	17,044.295	11.96%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14,816.930	10.39%

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	10,312.341	7.23%

JP MORGAN CLEARING CORP OMNI ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CTR 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0001	7,680.727	5.39%

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

NN C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	239,722.7	7.71%

THE B AND AZ FAM TRUST C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	165,863.1	5.33%

BB AND SB CPWROS C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	160,074.3	5.15%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

THE G.C. FOUNDATION C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	329198.1	10.40%

MEM G.I.T. C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	263777.9	8.31%

TM AND EM JTWROS C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	190086.2	6.00%

NY ST SOC C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10105	161643.5	5.10%

OVERLAY A PORTFOLIO

CLASS 2 SHARES:

B HOLDINGS LTD C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105	3,946,920	12.19%

R PLAN FOR ABLP C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105	1,898,585	5.86%

OVERLAY B PORTFOLIO

CLASS 2 SHARES:

L FOUNDATION C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105	1,194,150	6.93%

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Each Class of Common Stock Based on Shares Outstanding as of the Record Date

TAX-AWARE OVERLAY C PORTFOLIO

CLASS 2 SHARES:

JBD REVOCABLE TRUST C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105	2,099,432	12.70%

TAX-AWARE OVERLAY N PORTFOLIO

CLASS 2 SHARES:

TD AND ED TIC C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105	329,601	12.70%

TH C/O SANFORD C. BERNSTEIN & CO., LLC 1345 AVENUE OF THE AMERICAS NEW YORK, NY 10105	273,747.6	5.16%

INFORMATION AS TO THE FUND’S INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTORS

The Fund’s investment adviser and administrator is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Fund’s distributors are Sanford C. Bernstein & Co. LLC and AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105.

SUBMISSION OF PROPOSALS FOR NEXT MEETING OF STOCKHOLDERS

The Fund does not hold annual stockholder meetings. Any stockholder who wishes to submit a proposal to be considered at the Fund’s next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund’s proxy statement and form of proxy card relating to such meeting.

OTHER MATTERS

Management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

REPORTS TO STOCKHOLDERS

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report and semi-annual report to stockholders upon request and without charge. To request a copy, please call (800) 227-4618 or write to Richard Leahy at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Board of Directors,

Emilie D. Wrapp

Secretary

February 12, 2015

New York, New York

Appendix A

A list of the outstanding voting shares of common stock for each of the Portfolios as of the record date is presented below:

Portfolio Name and Class	Number of Outstanding Shares
California Municipal Portfolio—California Municipal Class	69,319,097.536
California Municipal Portfolio—Class A	7,042,987.093
California Municipal Portfolio—Class B	220.636
California Municipal Portfolio—Class C	1,559,691.985
Diversified Municipal Portfolio—Diversified Municipal Class	328,384,995.905
Diversified Municipal Portfolio—Class A	108,600,074.803
Diversified Municipal Portfolio—Class B	7,217.816
Diversified Municipal Portfolio—Class C	8,868,135.758
Emerging Markets Portfolio	47,326,300.714
Intermediate Duration Portfolio	264,569,381.380
International Portfolio—International Class	104,569,503.426
International Portfolio—Class A	288,813.188
International Portfolio—Class B	7,975.759
International Portfolio—Class C	142,451.771
New York Municipal Portfolio—New York Municipal Class	102,658,669.805
New York Municipal Portfolio—Class A	14,731,538.314
New York Municipal Portfolio—Class B	9,982.944
New York Municipal Portfolio—Class C	4,635,548.651
Short Duration California Municipal Portfolio	3,092,278.248
Short Duration Diversified Municipal Portfolio	18,957,619.899
Short Duration New York Municipal Portfolio	6,501,380.825
Short Duration Plus Portfolio—Short Duration Plus Class	25,576,809.419
Short Duration Plus Portfolio—Class A	3,091,886.298
Short Duration Plus Portfolio—Class B	74,926.016
Short Duration Plus Portfolio—Class C	1,222,228.072
Tax-Managed International Portfolio—Tax-Managed International Class	235,451,746.811
Tax-Managed International Portfolio—Class A	98,936.273

A-1

Portfolio Name and Class	Number of Outstanding Shares
Tax-Managed International Portfolio—Class B	1,186.843
Tax-Managed International Portfolio—Class C	24,046.652
U.S. Government Short Duration Portfolio	3,169,310.527
Overlay A Portfolio—Class 1	127,978,712.080
Overlay A Portfolio—Class 2	32,323,429.307
Tax-Aware Overlay A Portfolio—Class 1	241,086,008.907
Tax-Aware Overlay A Portfolio—Class 2	71,175,333.246
Overlay B Portfolio—Class 1	86,266,461.593
Overlay B Portfolio—Class 2	16,867,122.327
Tax-Aware Overlay B Portfolio—Class 1	111,245,526.969
Tax-Aware Overlay B Portfolio—Class 2	49,019,813.992
Tax-Aware Overlay C Portfolio—Class 1	30,510,049.138
Tax-Aware Overlay C Portfolio—Class 2	16,551,836.678
Tax-Aware Overlay N Portfolio—Class 1	31,362,571.680
Tax-Aware Overlay N Portfolio—Class 2	5,303,204.737

A-2

Appendix B

Sanford C. Bernstein Fund, Inc.

Charter of the Nominating, Governance and Compensation Committee

Adopted as of July 28, 2004

The Board of Directors of the Sanford C. Bernstein Fund, Inc. has adopted this Charter to govern the activities of the Nominating, Governance and Compensation Committee (the “Committee”) of its Board. This charter supercedes the Nominating Committee Charter adopted as of April 22, 2004.

Primary Responsibilities

The primary responsibilities of the Committee are:

(i)	to identify, consider and recommend to the Board for nomination individuals qualified to become members of the Board in the event a position is or becomes open, and in that connection to propose any necessary standards or qualifications for service on the Board;

(ii)	to monitor and evaluate industry and legal developments (particularly those applicable to Directors) with respect to governance matters, with a view to identifying and recommending “best practices” to the Board;

(iii)	to monitor and evaluate the structure, size and procedures of the Board and all Board committees, and to make recommendations to the Board regarding same;

(iv)	to study and recommend to the Board procedures for evaluating the performance of Directors and Board committees; and

(v)	to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer.

Organization of Committee

The Committee shall be composed of as many Directors as the Board shall from time-to-time determine, but in no event fewer than two Directors. The Committee must consist entirely of Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Directors”). The Independent Directors may remove or replace any member of the Committee at any time in their sole discretion.

One or more members of the Committee may be designated by the Independent Directors as the Committee’s Chair or Co-Chairs, as the case may be.

Committee meetings shall be held as and when the Committee or the Board deems necessary or appropriate.

Nominating Function

Criteria for Director Nominees

The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, accounting, corporate governance or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; and (vii) such other criteria as the Committee deems relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

In identifying potential candidates for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors; (ii) the Fund’s officers; (iii) the Fund’s investment adviser(s); (iv) the Fund’s stockholders (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Exhibit A of this Charter, as it may be amended from time to time by the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

Governance Function

The Committee will develop, recommend to the Board, and periodically review, as needed, guidelines on corporate governance matters. Such guidelines will include policies with respect to:

(i)	the training and orientation of Directors on an ongoing basis;

(ii)	the opportunity for Directors to meet with each other and counsel to discuss issues of concern to them;

(iii)	the establishment and revision, as needed, of the committee structure of the Board;

(iv)	the periodic evaluation of Director and committee performance; and

(v)	in general, the conduct of business by the Board, the Fund, and the Fund’s adviser in accordance with high standards of integrity.

Compensation Function

The Committee shall evaluate at least once a year the level and structure of the compensation of its Independent Directors and of the Fund’s Chief Compliance Officer (the individual referred to as the “Senior Officer” in the Assurance of Discontinuance presently being negotiated between the adviser and the New York Attorney General). In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of directors and senior compliance officers. The Committee shall have the authority to consider whether special compensation should be accorded to any Director who serves as a committee chair or co-chair. Following its evaluation, the Committee shall convey to the Board its recommendations regarding compensation.

Consultants

The Committee shall have the authority to select and retain such consultants as it deems necessary or appropriate, in its sole discretion, to accomplish its purposes. The Committee may invite such consultants to attend meetings of the Committee or to meet with any members of the Committee. The Committee shall have the authority to approve the fees and retention terms relating to such consultants, which fees shall be borne by the Fund.

EXHIBIT A

Procedures for the Committee’s Consideration of

Candidates Submitted by Stockholders

(Amended and restated as of February 8, 2005)

A candidate for nomination as a Board member submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1. A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 5% of the Company’s common stock or shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

2. The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

3. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If an annual meeting of shareholders was not held in the previous year, the Shareholder Recommendation must be so delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by any other means deemed by the Committee or the Board to be reasonably calculated to inform shareholders.

4. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Company (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected; (iii) the written and signed agreement of the candidate to complete a directors’/trustees’ and officers’ questionnaire if elected; (iv) the Nominating Shareholder’s name as it appears on the Company’s books and consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Shareholder and each such Associated Person of the Nominating Shareholder; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder or any person required to be identified pursuant to clause (vi).

5. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

SCB-PC-72048-0215

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1345 Avenue of the Americas 41st Floor New York, NY 10105 on March 26, 2015

Please detach at perforation before mailing.

PROXY	SANFORD C. BERNSTEIN FUND, INC.	PROXY

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 26, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of the series/portfolios (each, a “Portfolio” and, collectively, the “Portfolios”) of Sanford C. Bernstein Fund, Inc. (the “Fund”), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund (the “Meeting”) to be held at 3:00 p.m., Eastern Time, on March 26, 2015, at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

Receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	SCB_26352_011515

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Sanford C. Bernstein Fund, Inc.

Special Meeting of Stockholders to Be Held on March 26, 2015.

The Proxy Statement and Proxy Card for this meeting are available at: www.bernstein.com/fundproxy

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

SANFORD C. BERNSTEIN FUND, INC.

ALL PORTFOLIOS

AB International Portfolio AB Short Duration Portfolio AB Intermediate Diversified Municipal Portfolio	AB Tax-Managed International Portfolio AB Intermediate California Municipal Portfolio AB Intermediate New York Municipal Portfolio

Please detach at perforation before mailing.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  ■

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE FUND.

1. Election of Directors:			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
01. Suzanne Brenner	02. Bart Friedman	03. R. Jay Gerken	☐	☐	☐
04. William Kristol	05. Seth Masters	06. Debra Perry
07. Donald K. Peterson	08. Thomas B. Stiles II	09. Rosalie J. Wolf

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

SCB_26352_011515

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1345 Avenue of the Americas 41st Floor New York, NY 10105 on March 26, 2015

Please detach at perforation before mailing.

PROXY	SANFORD C. BERNSTEIN FUND, INC.	PROXY

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 26, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of the series/portfolios (each, a “Portfolio” and, collectively, the “Portfolios”) of Sanford C. Bernstein Fund, Inc. (the “Fund”), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund (the “Meeting”) to be held at 3:00 p.m., Eastern Time, on March 26, 2015, at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

Receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	SCB_26352_012315-PB_Edel

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Sanford C. Bernstein Fund, Inc.

Special Meeting of Stockholders to Be Held on March 26, 2015.

The Proxy Statement and Proxy Card for this meeting are available at: www.bernstein.com/fundproxy

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

SANFORD C. BERNSTEIN FUND, INC.

ALL PORTFOLIOS

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

Please detach at perforation before mailing.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  ■

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE FUND.

1. Election of Directors:			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
01. Suzanne Brenner	02. Bart Friedman	03. R. Jay Gerken	☐	☐	☐
04. William Kristol	05. Seth Masters	06. Debra Perry
07. Donald K. Peterson	08. Thomas B. Stiles II	09. Rosalie J. Wolf

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

You should have received an email with proxy material for account(s) where you have consented to edelivery.

Both/each proxy needs to be voted as they represent different accounts.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

SCB_26352_012315-PB_Edel

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 1345 Avenue of the Americas 41st Floor New York, NY 10105 on March 26, 2015

Please detach at perforation before mailing.

PROXY	SANFORD C. BERNSTEIN FUND, INC.	PROXY

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 26, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. The undersigned stockholder of the series/portfolios (each, a “Portfolio” and, collectively, the “Portfolios”) of Sanford C. Bernstein Fund, Inc. (the “Fund”), a Maryland corporation, hereby appoints Nancy Hay and Carol Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund (the “Meeting”) to be held at 3:00 p.m., Eastern Time, on March 26, 2015, at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

Receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the Proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	SCB_26352_012315-PB

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Sanford C. Bernstein Fund, Inc.

Special Meeting of Stockholders to Be Held on March 26, 2015.

The Proxy Statement and Proxy Card for this meeting are available at: www.bernstein.com/fundproxy

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

SANFORD C. BERNSTEIN FUND, INC.

ALL PORTFOLIOS

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

Please detach at perforation before mailing.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  ■

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO SERVE AS A DIRECTOR OF THE FUND.

1. Election of Directors:			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
01. Suzanne Brenner	02. Bart Friedman	03. R. Jay Gerken	☐	☐	☐
04. William Kristol	05. Seth Masters	06. Debra Perry
07. Donald K. Peterson	08. Thomas B. Stiles II	09. Rosalie J. Wolf

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

SCB_26352_012315-PB